File Code: CMBC-HT-363 (Company 2011)

Financial Service Contract of Small and Medium-sized Enterprises

No.: 99342011298221

China Minsheng Banking Corp., Ltd.

The parties concerned:

Party A: Bozhou Xinghe Pharmaceutical Co., Ltd.
Domicile:
Post code:
Legal representative /principal:
Tel:
Fax:

Party B: Hefei Branch of China Minsheng Banking Corp., Ltd.
Domicile: No. 135 Bozhou Road, Hefei City
Post code: 230041
Legal representative /principal: Ye Jun
Tel: 0551-4208597
Fax:

The parties concerned have entered the Contract according to the state laws and regulations.

Clauses on Current Capital Loan

The clauses on current capital loan are the component part of Financial Service Contract of Small and Medium-sized Enterprises (hereinafter referred to as “the Contract”).

Chapter 1 Purpose of loan
Article 1: The loan under the Contract is used for the daily operational current capital turnover of TCM herbs raw materials purchasing and products packaging. Without the written permission of Party B, Party A shall not change the purpose.

Chapter 2 Amount and term of loan
Article 2: The amount of loan is RMB 6.25 million and the amount of loan means:
□The revolving loan amount under the comprehensive credit granting item, the valid period of the amount shall be consistent with the valid usage period of the maximum credit line agreed by the comprehensive credit granting clause, and the term of each loan shall be subject to the receipt of the loan.
If Party A has signed the Contract for Joint Guarantee Credit Line, the valid period and the category of the amount shall be consistent with the agreements in Contract for Joint Guarantee Credit Line with the number of 99342011298326. The term of each loan shall be subject to the receipt of the loan.

Article 3: If the loan amount is the revolving loan amount under the comprehensive credit granting item or the revolving loan amount under the non-comprehensive credit granting item, for the amount has been repaid, Party A can re-apply for using after being approved by Party B within the valid period of the amount and the limited amount. If Party A breaks the contract, Party B has the right to cancel the amount not used by Party A at any time. The amount not used at the expiration of the valid period of the amount shall be cancelled automatically. Party A shall apply for the use amount within the valid period of the amount and the usage beginning date of each amount shall not exceed the expiration date of the valid period of the amount. If the valid period of the amount is adjusted, the expiration date shall be subject to the expiration date after the adjustment. When Party A applying for the loan amount, it shall submit the Drawing/Paying Application to Party B          business days in advance. After receiving the Drawing/Paying Application submitted by Party A, Party B shall determine whether offer loan to Party A and notify Party A.

Chapter 3 Interest calculation
Article 4: Interest rate calculation
(1)
The loan interest rate is the annual interest rate 8.203%, that is, the loan benchmark interest rate of the same period announced by the People's Bank of China and applicable to the signing date of the Contract floats 30% upward.

If the above agreed loan interest rate is inconsistent with the actual loan interest rate, it shall be subject to the interest rate recorded in the receipt of the loan.

(2)
The loan shall be calculated the interest since the date that Party B offers loan to Party A’s loan issuing account opened in Party B according to the agreements of Article 7, 8 and 9. Party A shall pay the interest aroused from the drawing day or the second day of the last interest settlement day to the interest settlement day to Party B at each interest settlement day, and the principal that expires at the interest settlement day.

(3)	Interest calculation and settlement cycle of the loan:
The interest shall be calculated daily and settled quarterly. The interest settlement day is the 20th day of the last month of each quarter and the last interest settlement day is the expiration day of the loan.
(4)
For the due loan principal not paid by Party A, Party B will charge the overdue penalty interest according to the overdue interest rate that floats 50% upward based on the loan interest rate since the overdue day. For the interest and overdue penalty interest not paid by Party A on time, Party B will charge the compound interest monthly according to the overdue interest rate at the interest settlement day or the second day of the interest settlement day. It shall be calculated according to the actual overdue days and accumulated monthly.

(5)
If Party A fails to use the loan according to the agreed purpose, for the loan amount not used according to the agreed purpose, Party B will charge the penalty interest according to the penalty interest rate that floats 100% upward based on the contract loan interest rate since the breach date (included) . For the penalty interest not paid by Party A on time, Party B will charge the compound interest monthly according to the penalty interest rate at the interest settlement day or the second day of the interest settlement day. It shall be calculated according to the actual peculated days and accumulated monthly. Party B can affix other liability for breach of contract of Party A and has the right to announce the immediate expiration of all or partial undue loan at any time.

(6)	If the People’s Bank of China adjusts the above benchmark interest rate after Party B offering the loan, the loan interest rate shall:
Float automatically according to the floating proportion agreed in item (1) of the Article based on the new benchmark interest rate; for the loan has been offered, the loan interest rate after the adjustment shall be applicable to the loan since the second day of the first interest settlement day after the benchmark interest rate adjustment day. The interest shall be calculated according to the loan interest rate after the adjustment since the applicable date.
If the loan interest rate is changed, the overdue interest rate and the penalty interest rate shall be changed automatically. It shall be applicable at the same time and calculated in phases.
If the interest rate is adjusted according to the agreement of item (6) of the Article, it is not necessary for both parties signing the agreement, notifying or gaining permission of the other party, or notifying the guarantor or gaining its permission.

Chapter 4 Loan offering and paying
Article 5: Party A will adopt the following method to draw the loan after the Contract taking effect:

□Draw all loans under the Contract at one time.

Article 6: Party A shall meet the following preconditions to draw each loan and it shall submit the drawing application to Party B according to Party B’s requirement 3 business days in advance for drawing each loan; otherwise, Party B has the right to refuse Party B’s drawing; however, if Party B offers loan under the condition that not all following preconditions are met, it does not constitute performance defect to Party B:
(1)	Party A has provided the following documents according to Party B’s requirement, including but not limit to:
a.
Qualified business license through annual inspection, organization code certificate and tax registration certificate, current valid articles of association, identification paper of Party A’s legal representative and the copy of ID card.

b.	Name and specimen signature of Party A’s directors and the senior management related to the loan matter.
c.	Board resolution/shareholders’ meeting resolution related to the loan and authorizing the relevant person to sign the Contract and the relevant documents.
d.	Drawing application signed by Party A.
e.	For the loan adopting independent payment method, the using condition of the last independent payment loan shall be provided for each drawing after the first loan offering.
(2)	Party A has handled the administrative licensing, approval, registration and other legal procedures related to the loan according to the relevant laws, regulations and provisions.
(3)	The relevant guaranty documents as the guaranty of the loan have taken effect and the right of mortgage and pledge has been set.
(4)	There is no event of default, or the event of default has been solved satisfactorily or has gained the exemption of Party B.
(5)	Any representation and warranties of Party A are true, accurate and valid.
(6)	Party A’s financial condition has no material adverse change till the drawing.

Article 7: Loan offering
For Party A’s each drawing, Party B shall offer the approved loan to Party A’s loan issuing account after approving. It shall be calculated the interest since the drawing day. The issuing account of the loan is:
The loan supervision account, and Party B shall not sell the important blank voucher; and the universal cash saving and withdrawing is not applicable. It shall not open the corporate online banking, otherwise agreed by Party B.
Bank of deposit: Hefei Branch of China Minsheng Banking Corp., Ltd.
Account No.: 340301C910000048

Article 8: Payment management scheme of the loan
(1)	The loan adopts the following payment scheme:

□Entrusted payment.

(2)	For the above agreed loan payment management schemes:
The entrusted payment means that Party A submits the relevant documents like Drawing/Paying Application and the business contracts to Party B according to the requirements listed in attachment 3 of the clauses on current capital loan; after it is reviewed to be qualified by Party B, Party B pays the corresponding amount to the transaction object meeting the agreed purpose through the loan issuing account according to Party A’s payment application and payment entrustment.

The independent payment means that Party A submits Drawing/Paying Application to Party B according to the requirements listed in attachment 3 of the clauses on current capital loan; after it is reviewed to be qualified by Party B, Party B pays the corresponding amount to the loan issuing account according to Party A’s payment application, and then Party A pays to the transaction object meeting the agreed purpose.
If the independent payment method is adopted, Party A shall periodically report the using record and material of the loan □monthly   □quarterly; and if Party B has other requirements, Party A shall timely provide the using record and material of the loan additionally. If both parties agree other supervision method additionally, Party A shall perform other supervision requirements of Party B.
(3)
During the loan payment process, if Party A’s credit situation drops, the profitability of main business is low, or the usage of loan is abnormal, Party B has the right to lower the amount standard applicable to the entrusted payment method. Party B also has the right to suspend the offering and payment of the loan. Under this condition, Party B can timely notify Party A to negotiate to supplement the loan offering and payment condition.

Article 9: Loan payment
The amount in the loan issuing account shall be implemented the entrusted payment or independent payment according to the agreed payment management scheme. Party A shall submit the Drawing/Payment Application and the relevant documents to Party B before applying for paying each amount and Party B shall pay the amount applied by Party A after approving. If Party B regards that Party A’s payment application is unqualified, it has the right to require Party A to adjust or refuse Party A’s payment application. Any responsibility and consequence caused like the overdue payment shall be assumed by Party A independently and Party B shall not bear any responsibility.

Chapter 5 Repayment of loan
Article 10: Repayment of loan
(1)	The method for Party A repaying the loan principal is:
Repay all principals at the expiration date.
(2)
Party A designates the following account as the capital withdrawal account: Bank of deposit: Hefei Branch of China Minsheng Banking Corp., Ltd. and the account No.: 3403014210000083. The capital withdrawal account is used for capital withdrawal and is the repayment account under the Contract. Party A shall timely provide the capital in and out situation of the account according to Party B’s requirement. If it is required by Party B, Party A shall sign the account management agreement with Party B for the repayment account. Party B has the right to recover the loan in advance according to Party A’s capital withdrawal situation.

(3)
If the agreed drawing day is inconsistent with the actual drawing day, it shall be subject to the date recorded in the receipt of the loan. If the actual first drawing day of the loan is different with the agreed first drawing day, the expiration date of the loan shall be determined according to the following methods:

a.
If Party A repays the loan principal at the expiration at one time, the expiration date of the loan shall be changed automatically according to the agreed loan term and the actual first drawing day of the loan.

b.
If Party A repays the loan principal in phases, the expiration date of the loan shall be changed automatically according to the agreed loan term and the actual first drawing day of the loan, and other principal repayment day in various phases shall not be changed with the actual first drawing day. The loan shall be repaid according to the principal repayment date and amount of various phases listed in attachment 2 of clauses on current capital loan.

(4)
If the principal repayment day is the statutory holiday, the principal repayment day shall be postponed to the first business day after the holiday and the corresponding interest shall be calculated till the postponed repayment day. If the interest settlement day is the statutory holiday, the corresponding interest shall still be calculated to the interest settlement day, but the interest payment day shall be postponed to the first business day after the interest settlement day.

(5)
If the capital in the repayment account of Party A is insufficient to repay the loan principal and interest, Party B has the right to charge the loan principal, interest, penalty interest, compound interest, liquidated damage and other expenses shall be repaid by Party A according to the agreement of the Contract directly from the Party A’s account opened at all business institutions of China Minsheng Banking Corp., Ltd., and for the interest loss and other loss aroused, Party B shall not bear the responsibility.

(6)	If Party A repays the loan in advance, it shall have no overdue situation and put forward written application to Party B 10 business days in advance. For Party A’s advanced repayment application：
Party B agrees to Party A’s advanced repayment and does not charge the liquidated damage of Party A.
(7)
If Party A needs to extend the term, it shall put forward the application to Party B at least 30 days before the expiration date of the loan; if it is approved to agree by Party B, both parties shall sign the loan term extending agreement additionally; it cannot be extended if Party B does not agree to extend and Party A shall repay loan on time.

Chapter 6 Special liability for breach of contract
Article 11: Party A is deemed as the breach of the contract if it has the following conditions:
(1)
Party A fails to handle the drawing procedures according to the time agreed by the Contract. If the overdue time is up to or exceeds 30 natural days after the agreed drawing day, Party B has the right to charge the liquidated damage at the overdue interest rate according to the breach amount and actual overdue days and Party B has the right to terminate the Contract.

(2)	Party A fails to repay the due payables according to the agreed repayment term.
(3)	Party A fails to use the loan according to the agreed purpose, or fails to draw and pay loan according to the agreements.
(4)	Party A breaks up the whole into parts to avoid the entrusted payment requirement of the drawing.

(5)
Party A’s loan issuing account and repayment account is frozen or deducted by the relevant authority, or Party A involves in lawsuit, arbitration, administrative punishment and other judicial and administrative proceedings, which has adverse effect on Party A performing the Contract.

(6)	Party A’s financial situation has material change, or it breaks through the financial index agreed by the Contract.
(7)	Party A has other material adverse change and cannot remedy within the time required by Party B.
When Party A has the above event of default, Party B has the right to perform the corresponding rights according to the agreement, announce the immediate expiration of all or partial loan, recover the loan issued in advance and stop offering loan.

Article 12: Attachment of the clauses on current capital loan is as follows:
Attachment 1: Time and Amount Table for Party A Drawing Loans in Phases
Attachment 2: Time and Amount Table for Party A Repaying Loans in Phases
Attachment 3: Drawing/Paying Application
Attachment 4: Agreed financial index

Attachment 1 of the clauses on current capital loan

Time and Amount Table for Party A Drawing Loans in Phases
No.: ___________

Frequency	Drawing time	Amount (in words)
1
2
3
4
5
6
7
8
9
10

If the above agreed drawing time and amount are inconsistent with the receipt of the loan, it shall be subject to the receipt of the loan.

Attachment 2 of the clauses on current capital loan

Time and Amount Table for Party A Repaying Loans in Phases
No.: ___________

Frequency	Repaying time	Amount (in words)
1
2
3
4
5
6
7
8
9
10

If the actual expiration date is changed, it shall be subject to the expiration date recorded in the receipt of the loan.

Attachment 3 of the clauses on current capital loan

Drawing/Paying Application
No.: ___________
To Hefei Branch of China Minsheng Banking Corp., Ltd.:

In accordance with the Financial Service Contract of Small and Medium-sized Enterprises with the number of 99342011298221 signed by you and our company, we hereby apply to:
1.
Draw the credit line under the Contract, the drawing amount is RMB 6,250,000 and the term of loan is one year; the purpose is the daily operational current capital turnover of TCM herbs raw materials purchasing and products packaging, and the interest rate is 8.203%. If the above information is inconsistent with the actual situation, it shall be subject to the record of the receipt of the loan.

Our planned drawing date is May 13, 2011.
2.	Pay the loan drawn under the Contract, the specific situation is as follows:
(1)	The loan paid is all loan of the above first article and the information like amount, currency, loan term and purpose are consistent with the loan information of the above first article.
The application adopts the following first method to pay:
1.	Entrusted payment
(1)
The applicant shall provide the business contracts between it and the transaction object and other documents required by your company, guarantee the authenticity and validity of the transaction contract and other documents, and the amount applied to pay and the entrustment shall meet the agreement of the business contracts.

(2)	The applicant hereby entrusts your company to externally pay the amount unconditionally and irrevocably according to the following payment details:
	Account name	Bank of		Amount (Accurate
No.	(Full name of payee)	deposit	Account No.	to Jiao and Fen)	Purpose	Remark
	Bozhou Xinghe Pharmaceutical Co., Ltd.	Bozhou Branch of Agricultural Development Bank of China	20334160000100000234821	6,250,000

2.	Independent payment
(1)
The applicant promises to use the amount applied to pay at this time according to the purpose of the loan listed in the paying application, and not change the purpose optionally. If it changes the amount purpose, it shall be agreed by your company in written; otherwise, the applicant shall assume the corresponding liability for breach of contract according to the agreement.

(2)	The applicant hereby entrusts your company to pay the amount applied to pay at this time to the below account of the applicant opened in your company unconditionally and irrevocably:
Account name: __________________________________________________________________________
Account No.:   ___________________________________________________________________________
Bank of deposit: __________________________________________________________________________

The applicant promises to perform the contract obligations according to the agreements in the above Financial Service Contract of Small and Medium-sized Enterprises, provide all documents related to the paying application according to the requirement of your company, and ensure the authenticity and validity of the above documents; otherwise, the applicant shall assume the liability for breach of contract according to the agreement.

Please approve our application.

Applicant (affix the seal): Bozhou Xinghe Pharmaceutical Co., Ltd.
Authorized signatory (signature or seal): Han Lingzhi
Application date: May 13, 2011

Attachment 4 of the clauses on current capital loan

Agreed Financial Index

No.: ___________

Supplementary Provision
The supplementary provision is the component part of Financial Service Contract of Small and Medium-sized Enterprises (hereinafter referred to as “the Contract”).

Chapter 1 Guaranty
Article 1: Except the guaranty method of deposit pledge respectively agreed by various business clauses of the Contract, the creditor's rights under the Contract also include the following guaranty:
Pledge: the Pledge Contract for Maximum Amount with the number of 99342011298294 and 99342011298295.

Chapter 2 Promises and warranties
Article 2: Promises and warranties of Party A
(1)
It is a legal entity established legally and is in good standing, it has complete proper qualification and ability to conclude and perform the contract and any other documents related to the contract; and the signing, delivery, receiving and performing of the above documents have been authorized formally and legally.

(2)
All documents, materials and certificates provided to Party A for signing the contract and the related other documents are true, complete, accurate and valid; all financial statements and other documents reflecting the operation status provided to Party B accurately show the true financial and operation situation as of the date issuing the statements, and the operation and financial situation has no any material adverse change since the date issuing the statements or documents. Party A’s signing of the Contract and the performance of the obligations under the Contract shall not conflict with the current articles of association, internal regulations or any contract, agreement and other documents binding with Party A.

(3)	The materials for applying for various specific business and categories under the contract are true, legal and valid. Party A does not omit and conceal any important fact.
(4)
When signing the contract, there is no any lawsuit, arbitration, administrative proceeding, executive proceeding of juridical or administrative organ, or other potential material dispute, which aim at Party A and may have material adverse effect on the performance of the contract. Before completely repaying all debts owed to the bank under the Contract, if any material lawsuit or legal proceeding aiming at Party A occurs, or any event may have material adverse effect on the ability to perform the obligations under the Contract occurs, or any event of default under the Contract occurs, Party A shall notify Party B in written within 5 working days since the date of the occurrence or since the date that learn about the event may occur, and shall take remedial measure or make corresponding arrangement within the law to guarantee Party B’s rights and interests according to Party B’s requirements.

(5)
Party A has no any material debt or contingent liabilities not disclosed to Party B. When signing the Contract, no event of default listed in Article 5 of the Supplementary Provision occurs or continues and Party A does not violate any law, regulation, provision, judgment and adjudication applicable to the Contract and its asserts, and any agreement, contract or other contractual documents that Party A is a party concerned. In addition, the signing of the Contract or any document that it is a party concerned under the Contract, or the performance of the obligations under the above agreement and document will not constitute the breach of contract to any other agreement or document.

(6)
Party A shall completely and properly perform all promises, warranties, obligations and responsibilities under the Contract and keep the relevant financial information, technical material or information, information or document on business or operation of Party B confidential, including but not limit to the Contract and other business secrets, unless otherwise stipulated by laws and regulations, and provided or disclosed according to the requirements of the administrative and judicial organs.

(7)
Party A shall guarantee to gain all necessary approval, authorization, permission and agreement of the government and/or other departments for the relevant matters, and ensure that the approval, authorization, permission and agreement continue to be legal and valid.

(8)	Party A shall accept Party B’s investigation, understanding and supervision to the using situation of the financing under the Contract.
(9)
Party A shall actively coordinate with and accept Party B’s checking and supervision to its production, operation and financial situation, and timely submit the financial statements and deliver the performance situation statement of the business contracts and the relevant certificates according to the requirements of Party B.

(10)
If Party A has any event greatly threatening its normal operation or the performance of the repayment obligations under the Contract, including but not limit to the event of Item (4) of the Article, it shall notify to Party B in written immediately.

(11)
If Party A invests externally, substantially increases debt financing, implements merging, separation, consolidation, share transfer, contracting, lease, asset transfer and joint operation, applies for suspending business to bring up to standard, dissolves, applies for reconciliation/ reorganization/ bankruptcy, and has other behaviors that can change the relationship of credits and debits of the Contract or influence Party B’s rights and interests, it shall notify to Party B in advance. It shall be agreed by Party B in written; otherwise, the above behaviors cannot be conducted.

(12)	If Party A provides guaranty to the debts of the other person, it shall notify to Party B in advance and gain the written permission.
(13)	Party A promises not to sell and transfer its any material assets through single, multiple or a series of transactions, or dispose in other manners, unless otherwise agreed by Party B.
(14)
Within the valid term of the Contract, if Party A changes the important matters like domicile, name, legal representative and principal, and there is personnel change among other senior management, it shall notify to Party B in written within 7 days after changing.

(15)	If Party A needs to transfer the debt under the Contract to the third party, it shall be agreed by Party B in written.
(16)	If the material adverse event having impact on Party A’s repayment ability occurs, Party A shall notify to Party B timely.
(17)	Party A guarantees to use the financing under the Contract according to the purpose stipulated by the Contract, laws, and regulations, and not use for other purpose not listed in the Contract.

Chapter 3 Other rights and obligations
Article 3: Other rights and obligations
(1)
Party A shall meet the legal provisions and the specific category agreement to perform the obligations. Party B has the right to implement payment management and after-loan management to the financing under the Contract, check the situation of various specific businesses at any time, and require Party A to provide the business contract performance situation and the relevant certificates. Party A shall coordinate with Party B’s management and checking.

(2)
Party A shall submit true financial statements and situation like account number and deposit and loan balance of all banks of deposit according to Party B’s requirements within the performance term of the Contract.

(3)
If there is the guaranty, and the guarantor violates any obligation or promise agreed by the guaranty contract, or it losses the guaranty ability, or the collateral is damaged or the value is lowered obviously, Party A ensures to immediately provide new satisfactory guaranty according to Party B’s requirements or repay the creditor’s rights of Party B in advance.

(4)
Before Party A or the guarantor entering into the guaranty contract according to Party B’s requirements, making it effective, and handling the procedures agreed by the guaranty contract, and before the establishment of the right of mortgage or pledge, Party B has no obligation to perform the obligations agreed by the Contract.

(5)
Unless otherwise agreed by Party A and Party B, Party A shall assume the expenses related to the Contract and the guaranty under the Contract, including but not limit to legal fee, arbitration fee, attorney fee, valuation fee, registration fee, keeping fee, appraisal fee, notary fee, travelling expense and other expenses that realize the creditor’s rights and guaranty rights.

Chapter 4 Amount adjustment and creditor's right acceleration
Article 4: If one of the following situations occurs during the contract performance, Party B has the right to adjust the amount, stop paying the financing not used by Party A, or require Party A to repay all or partial creditor’s rights in advance:
(1)	Party A’s operation situation deteriorates or Party A has material operation difficulty.
(2)	The market related to Party A’s operation has material change.
(3)	The state relevant policy has material adjustment.
(4)
Party A violates the contract or agreement that entered by it with other person and it is a party concerned, or the promises or warranties made by him independently, which constitute breach of contract to other debts, or other debts have been announced to accelerate or may be announced to accelerate by other creditor.

Chapter 5 Liability for breach of contract
Article 5: If Party A has one of the following behaviors, it constitutes the breach of contract:
(1)	Party A fails to completely and properly perform its any promises, warranties, obligations or responsibilities.

(2)
The guarantor fails to completely and properly perform its any promises, warranties, obligations or responsibilities, or any one of other guarantors providing guaranty to Party A fails to completely and properly perform its any promises, warranties, obligations or responsibilities under other guaranty documents.

(3)
Any other loan, guaranty, compensation, promise or other debt repayment responsibility of Party A become due and are not performed, or it has entered the lawsuit, arbitration or enforcement proceeding, and Party B regards that the ability for Party A performing the contract has been or may be influenced adversely.

(4)
The guaranty under the Contract has change having adverse effect on creditor’s right of Party B, including but not limit to that the guaranty contract or other guaranty method do not take effect, become invalid, be announced to cancel, or the guarantor losses all or partial guaranty ability or clearly states not to perform the guaranty obligation, or the mortgaged and pledged property is damaged, lost or devalued, and Party A fails to provide other new guaranty required by Party B.

(5)	During the contract performance, Party A or the guarantor clearly states or indicates with self behaviors that it does not perform the agreed obligations.
(6)
Party A provides false balance sheet, income statement and other important material concealing important fact to Party B, or refuses to accept Party B’s supervision to its credit line using situation and activities related to production, operation and finance.

(7)	Party A transfers property, surreptitiously withdraws funds, evade debts and has other behaviors damaging Party B’s rights and interests.
(8)	Party A violates other obligations agreed.

Article 6: If Party A breaks the Contract, Party B has the right to adjust the amount not used, or stop paying the financing not used, or require Party A to repay all or partial creditor’s rights in advance. In addition, Party B has the right to require Party A to assume penalty interest, compound interest, overdue interest and liquidated damage, pay compensations and compensate for losses according to the agreement of the Contract.

Article 7: If any obligation or responsibility of Party A and the guarantor becomes due and shall be performed, Party B has the right to deduct amount directly from any account of Party A opened at the business institution of China Minsheng Banking Corp., Ltd. for repaying; meanwhile, Party B has the right to dispose the property or equity that are occupied or kept by any institution of China Minsheng Banking Corp., Ltd. and the ownership, disposal right or earning right are enjoyed by Party A, and the amount aroused by disposal can be used to repay, and Party B shall not assume the responsibility for Party A’s any loss aroused by the realization, selling, transfer or disposal.

Article 8: Unless otherwise stipulated by specific business clauses under the Contract, for any amount obtained by Party B executing the right, the creditor’s right of Party B shall be repaid according to the following order: (1) Expense realizing the creditor’s right and guaranty right; (2) damage compensation; (3) liquidated damage; (4) compound interest and penalty interest; (5) overdue interest; (6) interest; (7) principal; (8) other payables.

Party B has the right to change the above repayment order independently.

Chapter 6 Notification delivery
Article 9: Unless otherwise agreed by both parties, all notifications are regarded to be delivered to the receiver formally on the following date: (1) if the notification is submitted, the date for any personnel or agent of the receiver receiving it is the delivery date; (2) if it adopts registered mail, express or express mail service in the same city, the next working day after sending the mail is the delivery date; (3) if it adopts registered mail, express or express mail service in the different cities, the third working day after sending the mail is the delivery date. However, if the abovementioned delivery date is inconsistent with the actual receiving or formal signing date of the receiver, the earlier date shall be the delivery date.

Article 10: If Party A changes the information and fails to perform the notification obligation according to the agreement, any notification or document sent by Party B according to the information recorded in the Contract, whether it is received by the party finally, shall be regarded to be delivered effectively upon sending. Furthermore, Party A shall assume the corresponding liability for breach of contract.

Chapter 7 Dispute solution
Article 11: All disputes related to the Contract shall be solved by both parties through negotiation; if the negotiation fails, it shall appeal to the local People’s Court of Party B.

Chapter 8 Taking effect of the Contract
Article 12: The Contract shall take effect after being signed or sealed by the authorized signatories of both parties (including legal representative, principal or entrusted agent), and affixed with the official seal or the contract seal of both parties.

Article 13: The clauses of “all parties concerned”, “specific business clauses” and the “supplementary provision” shall constitute the complete clause of the Contract together.
The specific business clauses shall include at least one of the following clauses: “comprehensive credit granting clause”, “clause on current capital loan”, “bank acceptance clause”, “commercial bill discount clause”, “clause on issuing letter of guarantee”, “overdraft clause of legal person’s account”, “clause on factoring financing amount” and the respective attachments. If the text of the Contract is inconsistent with the specific business clause, it shall be subject to the attachment.

Chapter 9 Others
Article 14: The content of the Contract with “□” in the front is optional. For contents selected, tick in the “□” in the front of the content; for contents not selected, mark “☒” in the “□” in the front of the content.
The information shall be filled and selected in the Contract are concentrated in the Elements Table of Financial Service Contract of Small and Medium-sized Enterprises, both parties can choose not to fill or tick in the Contract. The format of the elements table shall be approved by Party B. If the elements table is selected, it shall be the component part of the Contract.

Article 15: The name of the contract and headings of various clauses are set for reading conveniently, which shall not constitute any limitation or influence to the content or explanation of the clauses.

Article 16: When signing the Contract, for all clauses of the Contract, Party B has described and explained to Party A in detail. Both parties have no objection to all clauses of the Contract and have accurate understanding to the legal sense of the relevant rights and obligations, limitation of liability or exceptions.

Article 17: Party A agrees that: Party B has the right to record the relevant information and other information provided by Party A in the credit information database of the People’s Bank of China or other legal credit rating agencies according to the Chinese law and the requirements of the financial regulator, which is inquired and used by the qualified unit or individual; when Party A has the event of default under the Contract, Party B has the right to determine to disclose the violation information of Party B according to the violation situation of Party A and provide the relevant information to the collection agency for the purpose of debt collection.

Article 18: Except the specific credit granting category has been agreed by the Contract, if Party B grants other credit granting category to Party A, both parties shall sign the relevant agreement of the specific credit granting category additionally. If the agreement is inconsistent with the Contract, it shall be subject to the agreement.

Article 19: Other matters agreed by both parties

Article 20: The Contract has two copies, with Party A and Party B holding one respectively, covering same legal effect.

Article 21: Attachment of the supplementary provision: List of Companies Using Comprehensive Credit Line Agreed by the Receiver (Party A).

(This is the signature page of the Financial Service Contract of Small and Medium-sized Enterprises)

Party A (seal): Bozhou Xinghe Pharmaceutical Co., Ltd.
Authorized signatory (signature or seal): Han Lingzhi
May 13, 2011

Party B (seal): Hefei Branch of China Minsheng Banking Corp., Ltd.
Authorized signatory (signature or seal): Ye Jun
Date:

Attachment of supplementary provision

List of Companies Using Comprehensive Credit Line Agreed by the Receiver (Party A)
1. Full name of company:
Domicile:
Legal representative
Postal code	Tel:	Fax:
Bank of deposit:	Account No.:
2. Full name of company:
Domicile:
Legal representative
Postal code	Tel:	Fax:
Bank of deposit:	Account No.:
3. Full name of company:
Domicile:
Legal representative
Postal code	Tel:	Fax:
Bank of deposit:	Account No.:
4. Full name of company:
Domicile:
Legal representative
Postal code	Tel:	Fax:
Bank of deposit:	Account No.:
5. Full name of company:
Domicile:
Legal representative
Postal code	Tel:	Fax:
Bank of deposit:	Account No.:
Receiver (Party A) (Seal):

Authorized signatory (signature or seal):

Date: